SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) May 7, 2001
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                                 GlobeSpan, Inc.
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               (Exact Name of Registrant as Specified in Charter)


      Delaware                     000-26401                    75-2658218
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(State or Other Jurisdiction    (Commission                 (I.R.S. Employer
 of Incorporation)                File Number)               Identification No.)


100 Schulz Drive
Red Bank, New Jersey                                                   07701
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code  (732) 345-7500
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

          In a press release dated May 7, 2001, GlobeSpan, Inc. (the "Company") announced the private placement of $130,000,000 of its 5-1/4% Convertible Subordinated Notes due 2006 (the "Notes"). A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

          On May 11, 2001, the Company completed the private placement of the Notes pursuant to Rule 144A of the Securities Act of 1933, as amended. The Notes were issued pursuant to an Indenture dated as of May 11, 2001 between the Company and United States Trust Company of New York, as Trustee. A copy of the Indenture is attached hereto as Exhibit 4.1 and is incorporated by reference herein in its entirety. The Company granted Morgan Stanley & Co. Incorporated, the initial purchaser, an option to purchase an additional $20,000,000 aggregate principal amount of the Notes to cover over-allotments. The option to purchase additional Notes expires 30 days after the closing of the offering. The Notes are convertible into the Company's common stock at a conversion price of $26.67 per share. The Company also entered into a Registration Rights Agreement dated as of May 11, 2001 with Morgan Stanley & Co. Incorporated. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.2 and is incorporated by reference herein in its entirety. Pursuant to the terms of the Registration Rights Agreement, the Company has agreed to file a registration statement for the resale of the Notes and common stock issuable upon conversion of the Notes within 90 days after the closing of the offering.

          The Company announced the closing of the private placement of the Notes in a press release dated May 11, 2001. A copy of the press release issued by the Company is attached hereto as Exhibit 99.2 and is incorporated by reference herein in its entirety.


Item 7.  Financial Statements and Exhibits

(a) Financial statements of business acquired.

    Not applicable.

(b) Pro forma financial information.

    Not applicable.

(c) Exhibits.

    Exhibit  Description
    No.

    4.1 Indenture dated as of May 11, 2001 between the Company and United States Trust Company of New York.

    4.2 Registration Rights Agreement dated as of May 11, 2001, by and among the Company and Morgan Stanley & Co. Incorporated.

    99.1     Press Release issued by GlobeSpan on May 7, 2001.

    99.2     Press Release issued by GlobeSpan on May 11, 2001.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GLOBESPAN, INC.

                                       By:   /s/ Richard Gottuso
                                             ------------------------------
                                       Name:  Richard Gottuso
                                       Title: Secretary

Date: May 15, 2001

                                  EXHIBIT INDEX


    Exhibit  Description
    No.

    4.1 Indenture dated as of May 11, 2001 between the Company and United States Trust Company of New York.

    4.2 Registration Rights Agreement dated as of May 11, 2001, by and among the Company and Morgan Stanley & Co. Incorporated.

    99.1     Press Release issued by GlobeSpan on May 7, 2001.

    99.2     Press Release issued by GlobeSpan on May 11, 2001.